Exhibit (g)(12)

Appendix A

As of February 1, 2023, this Appendix A forms a part of the Amended, Restated, and Consolidated Delegation Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company and each of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II. As of February 1, 2023, this Appendix A supersedes any previous versions of said Appendix.

MASSMUTUAL SELECT FUNDS

MassMutual Blue Chip Growth Fund

MassMutual Diversified Value Fund

MassMutual Equity Opportunities Fund

MassMutual Fundamental Growth Fund

MassMutual Fundamental Value Fund

MassMutual Growth Opportunities Fund

MassMutual Mid Cap Growth Fund

MassMutual Mid Cap Value Fund

MassMutual Overseas Fund

MassMutual Small Cap Growth Equity Fund

MassMutual Small Cap Value Equity Fund

MassMutual Small Company Value Fund

MassMutual Strategic Bond Fund

MassMutual Total Return Bond Fund

MM S&P 500® Index Fund

MassMutual 20/80 Allocation Fund

MassMutual 40/60 Allocation Fund

MassMutual 60/40 Allocation Fund

MassMutual 80/20 Allocation Fund

MassMutual RetireSMARTSM by JP Morgan 2020 Fund

MassMutual RetireSMARTSM by JP Morgan 2025 Fund

MassMutual RetireSMARTSM by JP Morgan 2030 Fund

MassMutual RetireSMARTSM by JP Morgan 2035 Fund

MassMutual RetireSMARTSM by JP Morgan 2040 Fund

MassMutual RetireSMARTSM by JP Morgan 2045 Fund

MassMutual RetireSMARTSM by JP Morgan 2050 Fund

MassMutual RetireSMARTSM by JP Morgan 2055 Fund

MassMutual RetireSMARTSM by JP Morgan 2060 Fund

MassMutual RetireSMARTSM by JP Morgan 2065 Fund

MassMutual RetireSMARTSM by JP Morgan In Retirement Fund

MM Equity Asset Fund

MassMutual Select T. Rowe Price Retirement 2005 Fund

MassMutual Select T. Rowe Price Retirement 2010 Fund

MassMutual Select T. Rowe Price Retirement 2015 Fund

MassMutual Select T. Rowe Price Retirement 2020 Fund

MassMutual Select T. Rowe Price Retirement 2025 Fund

MassMutual Select T. Rowe Price Retirement 2030 Fund

MassMutual Select T. Rowe Price Retirement 2035 Fund

MassMutual Select T. Rowe Price Retirement 2040 Fund

MassMutual Select T. Rowe Price Retirement 2045 Fund

MassMutual Select T. Rowe Price Retirement 2050 Fund

MassMutual Select T. Rowe Price Retirement 2055 Fund

MassMutual Select T. Rowe Price Retirement 2060 Fund

MassMutual Select T. Rowe Price Retirement 2065 Fund

MassMutual Select T. Rowe Price Retirement Balanced Fund

MassMutual Select T. Rowe Price Bond Asset Fund

MassMutual Select T. Rowe Price Emerging Markets Bond Fund

MassMutual Select T. Rowe Price International Equity Fund

MassMutual Select T. Rowe Price Large Cap Blend Fund

MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund

MassMutual Select T. Rowe Price Real Assets Fund

MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund

MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund

MASSMUTUAL PREMIER FUNDS

MassMutual Balanced Fund

MassMutual Core Bond Fund

MassMutual Disciplined Growth Fund

MassMutual Disciplined Value Fund

MassMutual Diversified Bond Fund

MassMutual Global Fund

MassMutual High Yield Fund

MassMutual Inflation-Protected and Income Fund

MassMutual International Equity Fund

MassMutual Main Street Fund

MassMutual Short-Duration Bond Fund

MassMutual Small Cap Opportunities Fund

MassMutual Strategic Emerging Markets Fund

MassMutual U.S. Government Money Market Fund

MASSMUTUAL ADVANTAGE FUNDS

MassMutual Emerging Markets Debt Blended Total Return Fund

MassMutual Global Credit Income Opportunities Fund

MassMutual Global Emerging Markets Equity Fund

MassMutual Global Floating Rate Fund

MML SERIES INVESTMENT FUND

MML Aggressive Allocation Fund

MML American Funds Core Allocation Fund

MML American Funds Growth Fund

MML Balanced Allocation Fund

MML Blue Chip Growth Fund

MML Conservative Allocation Fund

MML Equity Income Fund

MML Equity Index Fund

MML Focused Equity Fund

MML Foreign Fund

MML Fundamental Equity Fund

MML Fundamental Value Fund

MML Global Fund

MML Growth Allocation Fund

MML Income & Growth Fund

MML International Equity Fund

MML Large Cap Growth Fund

MML Managed Volatility Fund

MML Mid Cap Growth Fund

MML Mid Cap Value Fund

MML Moderate Allocation Fund

MML Small Cap Growth Equity Fund

MML Small Company Value Fund

MML Small/Mid Cap Value Fund

MML Sustainable Equity Fund

MML Total Return Bond Fund

MML SERIES INVESTMENT FUND II

MML Blend Fund

MML Dynamic Bond Fund

MML Equity Fund

MML Equity Rotation Fund

MML High Yield Fund

MML Inflation-Protected and Income Fund

MML iShares® 60/40 Allocation Fund

MML iShares® 80/20 Allocation Fund

MML Managed Bond Fund

MML Short-Duration Bond Fund

MML Small Cap Equity Fund

MML Strategic Emerging Markets Fund

MML U.S. Government Money Market Fund

MassMutual Select Funds		State Street Bank and Trust Company

By:		By:
Name:	Renee Hitchcock	Name:
Title:	CFO and Treasurer	Title:

MassMutual Premier Funds

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL ADVANTAGE FUNDS

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML Series Investment Fund

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML Series Investment Fund II

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer